UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2001

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

170 Harbor Way
P.O. Box 511
South San Francisco, California    94083
(Address of principal executive offices, and including zip code)

(650) 837-7000
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(i) Exhibits

Exhibit 99.1 Press release entitled "Exelixis Announces First Quarter 2001 Financial Results", dated May 14, 2001.

Item 9. Regulation FD Disclosure

On May 14, 2001, Exelixis, Inc. (the "Company") issued a press release announcing first quarter financial results. A copy of such press release is furnished pursuant to Item 9 as Exhibit 99.1 hereto and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 15, 2001

Exelixis, Inc.

/s/ Glen Y. Sato

Glen Y. Sato
Chief Financial Officer, Vice President, Legal Affairs and Secretary
(Principal Financial and Accounting Officer)